OTHER FINANCIAL ITEMS (Tables)	9 Months Ended
Sep. 30, 2017
Other Income and Expenses [Abstract]
Schedule of Other Financial Items
Other financial items are comprised of the following:

	Three months ended September 30,		Nine months ended September 30,
(in thousands of $)	2017	2016	2017	2016
Unrealized mark-to-market gains/(losses) for interest rate swaps	4,278	10,858	2,852	(13,518)
Interest expense on un-designated interest rate swaps	(1,716)	(2,993)	(6,163)	(8,323)
Losses on repurchase of 2012 High-Yield Bonds (1)	—	—	(3,753)	—
Premium paid on bond repurchase (2)	—	—	(2,820)	—
Foreign exchange losses on 2012 High-Yield Bonds (3)	(1,756)	—	(2,994)	—
Foreign exchange (losses)/gains on capital lease obligations and related restricted cash	(236)	159	(587)	829
Foreign exchange gains/(losses) on operations	183	(115)	(128)	(1,092)
Unrealized mark-to-market losses on Earn Out units (4)	(2,500)	—	(2,000)	—
Mark-to-market adjustment for currency swap derivatives and other	(287)	(268)	(1,054)	(1,197)
Total	(2,034)	7,641	(16,647)	(23,301)

(1) This includes foreign exchange loss arising from the early repurchase of our 2012 High-Yield Bonds of $2.9 million and the reclassification of a $5.0 million loss from the Accumulated Other Comprehensive Loss upon cessation of hedge accounting for the related cross currency interest rate swap. This is offset by the mark to market gain on the cross currency interest rate swaps of $4.1 million.

(2) This pertains to premium paid upon the partial buy-back of the 2012 High-Yield Bonds.

(3) This relates to unrealized foreign exchange losses on the retranslation of the remaining 2012 High-Yield Bonds.

(4) This relates to the mark-to-market movement on the Earn Out units issued in connection with the IDR reset transaction in October 2016 which were recognized as a derivative liability in our Financial Statements. See note 9.